EXHIBIT 10.0





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                            STOCK PURCHASE AGREEMENT



                                 by and between



                              AVATAR SYSTEMS, INC.
                                 (THE "COMPANY")



                                       AND



                              CYBERTEC HOLDINGS PLC
                                  ("CYBERTEC")



                                  July 10, 2000

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                                TABLE OF CONTENTS

ARTICLE/
SECTION             SUBJECT                                                 PAGE
-------             -------                                                 ----


ARTICLE I. -- PURCHASE OF SHARES...............................................2

   1.1        Purchase of Shares...............................................2
   1.2        Purchase Price...................................................2
   1.3        Deposit of Purchase Price........................................2
   1.4        Use of Proceeds..................................................2

ARTICLE II. -- REPRESENTATIONS OF THE COMPANY AND THE SHAREHOLDERS.............3

   2.1        Issuance of Company Shares and Warrants..........................3
   2.2        Validity of Transaction..........................................3
   2.3        Existence and Good Standing......................................3
   2.4        Capital Stock....................................................4
   2.5        Subsidiaries and Investments.....................................4
   2.6        Financial Statements and No Material Changes.....................4
   2.7        Books and Records................................................4
   2.8        Title to Properties; Encumbrances................................5
   2.9        Leases...........................................................5
   2.10       Material Contracts...............................................5
   2.11       Restrictive Documents............................................5
   2.12       Litigation.......................................................6
   2.13       Taxes............................................................6
   2.14       Liabilities......................................................6
   2.15       Insurance........................................................6
   2.16       Intellectual Properties..........................................7
   2.17       Compliance with Laws.............................................7
   2.18       Accounts Receivable..............................................7
   2.19       Employment Relations.............................................7
   2.20       Employee Benefit Plans...........................................8
   2.21       Interests in Clients, Suppliers, Etc.............................8
   2.22       Disclosure.......................................................8
   2.23       Broker's or Finder's Fees........................................8
   2.24       Copies of Documents..............................................9
   2.25       Environmental Compliance.........................................9
   2.26       Customer Commitments.............................................9
   2.27       Insider Interests................................................9
   2.28       Registration Rights..............................................9
   2.29       Agreements; Action..............................................10
   2.30       Transactions with Affiliates....................................10
   2.31       Business Plan...................................................10
   2.32       Permits.........................................................10
   2.33       Marketing Rights................................................10
   2.34       Representations as of Closing...................................10

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ARTICLE III. -- REPRESENTATIONS OF CYBERTEC...................................11

   3.1        Existence and Good Standing of Cybertec.........................11
   3.2        Restrictive Documents...........................................11
   3.3        Broker's or Finder's Fee........................................11
   3.4        Purchase for Investment.........................................11
   3.5        Investor Qualifications.........................................12
   3.6        Representations as of Closing...................................12

ARTICLE IV. -- ADDITIONAL AGREEMENTS..........................................12

   4.1        Preserve Accuracy of Representation and Warranties..............12
   4.2        Passage of Title and Risk of Loss...............................12
   4.3        Consents........................................................12
   4.4        Company Employee Stock Options..................................12
   4.5        Management Contract.............................................12
   4.6        Consulting Agreement............................................13
   4.7        Komlosy Warrant.................................................13
   4.8        Allen Warrant...................................................13
   4.9        Shareholders' Agreement.........................................13
   4.10       Investors' Rights Agreement.....................................13
   4.11       Schedules and Exhibits..........................................13

ARTICLE V. -- CONDITIONS TO CYBERTEC'S OBLIGATIONS............................13

   5.1        Opinion of the Company's Counsel................................13
   5.2        Good Standing and Tax Certificates..............................13
   5.3        No Material Adverse Change......................................14
   5.4        Truth of Representations and Warranties.........................14
   5.5        Performance of Agreements/Authorization.........................14
   5.6        No Litigation Threatened........................................14
   5.7        Management Agreement............................................14
   5.8        Shareholders' Agreement.........................................14
   5.9        Consulting Agreement............................................14
   5.10       Investors' Rights Agreement.....................................14
   5.11       Consents........................................................15
   5.12       Governmental Approvals..........................................15
   5.13       Proceedings.....................................................15
   5.14       Due Diligence Review............................................15
   5.15       Company's Credit Facility with Bank One Texas, N.A..............15

ARTICLE VI. -- CONDITIONS TO THE COMPANY'S OBLIGATIONS........................15

   6.1        Payment of Purchase Price.......................................15
   6.2        Truth of Representations and Warranties.........................15
   6.3        Government Approvals............................................15
   6.4        Proceedings.....................................................16
   6.5        Management Agreement............................................16
   6.6        Shareholders' Agreement.........................................16
   6.7        Consulting Agreement............................................16
   6.8        Investors' Rights Agreement.....................................16
   6.9        No Litigation Threatened........................................16
   6.10       Consents........................................................16
   6.11       Performance of Agreements/Authorization.........................16
   6.12       No Material Adverse Change......................................16

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ARTICLE VII. -- COVENANTS OF THE COMPANY......................................17

   7.1        Conduct of Business.............................................17
   7.2        Key Man Insurance...............................................17
   7.3        Business Plan...................................................17

ARTICLE VIII. -- CLOSING......................................................17

   8.1        Closing.........................................................17
   8.2        Actions of the Company at Closing...............................17
   8.3        Actions of Cybertec at Closing..................................18

ARTICLE IX. -- SURVIVAL OF REPRESENTATIONS: INDEMNITY.........................19

   9.1        Survival of Representations and Obligations to Indemnify........19
   9.2        Indemnification by the Company..................................19
   9.3        Indemnification by Cybertec.....................................20
   9.4        Defense.........................................................20

ARTICLE X. -- MISCELLANEOUS...................................................21

   10.1       Expenses........................................................21
   10.2       Governing Law...................................................21
   10.3       Captions........................................................21
   10.4       Publicity.......................................................21
   10.5       Notices.........................................................21
   10.6       Parties in Interest.............................................22
   10.7       Counterparts....................................................22
   10.8       Entire Agreement................................................22
   10.9       Amendments......................................................22
   10.10      Severability....................................................22
   10.11      Third Party Beneficiaries.......................................22
   10.12      Negotiation.....................................................22
   10.13      Definitions.....................................................22

SCHEDULES:

Schedule A            Schedule of Exceptions................................ S-1

EXHIBITS:

Exhibit "A"           Form of Management Agreement.......................... A-1
Exhibit "B"           Form of Shareholders' Agreement....................... B-1
Exhibit "C"           Form of Consulting Agreement.......................... C-1
Exhibit "D"           Form of Warrant....................................... D-1
Exhibit "E"           Form of Investors' Rights Agreement................... E-1
Exhibit "F"           Balance Sheet dated June 30, 2000..................... F-1
Exhibit "G"           Form of Opinion of Counsel............................ G-1

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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") dated as of July 10, 2000, is made and entered into between Avatar Systems, Inc., a Texas corporation (the "Company"), whose principal office address is 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, and Cybertec Holdings, Plc., a Public Limited Company incorporated under the Companies Act of 1985 in England and Wales, whose registered office is at Winchester House, Deane Gate Avenue, Taunton TA1 2UH, UK ("Cybertec").

                                    RECITALS

         The Company was formerly the General Partner of Avatar Systems, Ltd., a Texas limited partnership ("Avatar Ltd.").

         The Company and Avatar Ltd. have completed a reorganization whereby the
Company   has   become   the   successor-in-interest   to   Avatar   Ltd.   (the
"Reorganization").

         The Company provides software, software consulting, application service provided via Wide Area Network (WAN)/Internet (Application Service Provider) to the energy industry and other various companies as well as Internet consulting/web design and deployment of Internet auction sites.

         Cybertec desires to acquire 1,600,000 shares of the common stock of the Company (the "Company Shares") for U.S.$1,600,000 on the terms and subject to the conditions set forth in this Agreement. Additionally, at the Closing, the Company shall issue to Cybertec a five-year warrant to purchase an additional 1,000,000 shares of the Company's common stock at an exercise price of $1.00 per share (the "Cybertec Warrant").

         The Company and Robert Charles Shreve, Jr. ("Shreve") will enter into a management agreement in generally the same form as attached hereto as Exhibit "A" (the "Management Agreement").

         All of the shareholders of the Company, including Cybertec, and all warrant holders, will enter into a shareholders agreement in substantially the same form as attached hereto as Exhibit "B" (the "Shareholders Agreement").

         The Company, Merchants Capital Holdings, Ltd. ("MCH") and First Merchant Capital Limited ("FMCL") will enter into a brokerage/consulting agreement in substantially the same form as attached hereto as Exhibit "C" (the "Consulting Agreement").

         The Company will issue to certain individuals and corporations warrants (the "Warrants") to purchase shares of the Company's common stock in generally the same form as attached hereto as Exhibit "D" (the "Form of Warrant").

         The Company, Cybertec, MCH, Stephen A. Komlosy, Shreve, Tim Allen ("T. Allen") and Gregg Allen ("G. Allen") will enter into an Investors Rights Agreement in generally the same form as attached hereto as Exhibit "E" (the "Investors' Rights Agreement").

STOCK PURCHASE AGREEMENT - Page 1

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         In consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                               PURCHASE OF SHARES

         1.1 Purchase of Shares. On and subject to the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 8.1), Cybertec will acquire from the Company, and the Company will sell, deliver and transfer to Cybertec, the Company Shares and Cybertec Warrant.

         1.2 Purchase Price. As consideration in full for the Company Shares and Cybertec Warrant, Cybertec will pay to the Company an aggregate purchase price of U.S.$1,600,000 (the "Purchase Price").

         1.3 Deposit of Purchase Price. The Purchase Price shall be deposited in an interest bearing account at Bank One Texas, N.A., Dallas, Texas, account number _____________ which shall require the joint signature of two designated officers or directors of the Company acceptable to Cybertec. Cybertec shall have seven business days to object to the designation of the signatories. In the event that Cybertec does not object within seven business days, then Cybertec shall be deemed to have accepted such designation. If either signatory submits a written request to the other signatory for the approval of expenditures and no response is received within seven business days, then the non-responsive signatory shall be deemed to have given such approval. The signatory requirement for the account at such bank shall be subject to this provision.

         1.4 Use of Proceeds. The Purchase Price shall be utilized for the following purposes unless the written consent of Cybertec is obtained for any other use. If the written consent or objection of Cybertec is not received by the Company within seven business days after receipt by Cybertec of the Company's request to use proceeds for other purposes, then Cybertec shall have been deemed to consent to such use:

                  (a) Reimbursement of Cybertec's reasonable legal, accounting, travel, due diligence and other fees and expenses incurred by Cybertec and its representatives in connection with the due diligence investigation of the Company and its business and financial condition, and negotiating and completion of this Agreement and the other agreements contemplated herein.

                  (b) Payment of the Company's reasonable legal, accounting and other fees and expenses incurred by the Company and its representatives in negotiating and completion of this Agreement and the other agreements contemplated by this Agreement.

                  (c) Acquisition costs in acquiring target U.S.-based companies in the Internet and software businesses which have been identified and discussed by the Company and Cybertec.

                  (d) Compensation and reimbursement of expenses to be paid to MCH pursuant to the Consulting Agreement.

STOCK PURCHASE AGREEMENT - Page 2

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                  (e) The cost and  expenses,  including,  but not  limited  to, legal, accounting and due diligence expenses, of the Company merging with a U.S. non-operating public company (the "Public Company"), the Company effecting a registration statement pursuant to the provisions of the Investors' Rights Agreement and subsequent offerings of the securities of the Public Company.

                                  ARTICLE II.
               REPRESENTATIONS OF THE COMPANY AND THE SHAREHOLDERS

         As a material inducement to Cybertec to enter into this Agreement and perform its obligations hereunder and except as otherwise disclosed on the Schedule of Exceptions attached hereto as Schedule A (the "Schedule of Exceptions"), the Company represents, warrants and agrees as follows:

         2.1 Issuance of Company Shares and Warrants. When sold, assigned, transferred and conveyed to Cybertec, the Company Shares and Cybertec Warrant will be duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights of any present shareholder of the Company.

         2.2 Validity of Transaction. This Agreement, the Cybertec Warrant, the Management Agreement, the Shareholders Agreement, the Consulting Agreement, the Warrants and the Investors' Rights Agreement (collectively, the "Transaction Documents") are valid and legally binding obligations of the Company, enforceable in accordance with their respective terms against the Company, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws related to the availability of specific performance, injunctive relief, or other equitable remedies, and to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws. The execution, delivery and performance of this Agreement and any other Transaction Document contemplated hereby have been duly authorized by the Company and will not violate any applicable federal or state law, any order of any court or government agency or the articles or certificate of incorporation of the Company. The execution, delivery and performance of this Agreement and any other Transaction Document will not result in any breach of or default under, or result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement by which the Company or any of its respective assets may be bound. No consent, approval or authorization of, or registration or filing with any governmental authority or other regulatory agency, is required for the validity of the execution and delivery by the Company of this Agreement or any other Transaction Document.

         2.3 Existence and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has the power to own its properties and to carry on its business as now being conducted. The Company is not qualified to do business in any state, except Texas, which is the only jurisdiction in which the character or location of the properties owned or leased by the Company or the nature of the business conducted by the Company makes such qualification necessary, except where the lack of such qualification would not reasonably be expected to result in a material adverse effect on the Company. The Company has all necessary power and authority to conduct the business it proposes to conduct and enter into and perform its obligations under the Transaction Documents.

STOCK PURCHASE AGREEMENT - Page 3

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         2.4 Capital  Stock.  The Company has an  authorized  capitalization  of
20,000,000 shares of common stock of which 6,400,000 shares are outstanding. The Company is not a party to, nor does it have any knowledge of, any outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of the Company, other than as contemplated by the Transaction Documents. As of the Closing Date, the Company will not be subject to any obligation, contingent or otherwise, to repurchase or otherwise acquire or redeem any shares of its capital stock.

         2.5 Subsidiaries and Investments. The Company does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

         2.6 Financial Statements and No Material Changes. The Company has delivered to Cybertec prior to the Closing Date (as defined herein) the unaudited balance sheet of Avatar Ltd. as of June 30, 2000 and the related statements of income, all compiled by management of the Company at June 30, 2000 (the balance sheet and related statements of income of Avatar Ltd. at June 30, 2000 are hereinafter referred to as the "Balance Sheet"). A true and correct copy of the Balance Sheet is attached hereto as Exhibit "F". The Balance Sheet fairly presents the financial condition of Avatar Ltd. at the date thereof and, except as indicated therein, reflects all claims against and all debts and liabilities of Avatar Ltd., fixed or contingent, as at the date thereof as required by generally accepted accounting principles, and the related statement of income fairly presents the results of the operations of Avatar Ltd. and the changes in its financial position for the periods indicated. The Balance Sheet is substantially the same as the financial statements of the Company would have been, on a proforma basis, as of June 30, 2000, assuming that the Reorganization had occurred prior to such date. After the Reorganization, and since June 30, 2000 (the "Balance Sheet Date") to the Closing Date, there has been (i) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations, of the Company, whether as a result of any legislative or regulatory change known to the Company, revocation known to the Company of any license or rights to do business held by the Company, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise and (ii) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations, or prospects, of the Company except in the ordinary course of business; and to the knowledge of the Company, no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

         2.7 Books and Records. The Company will make and keep books, records and accounts that in reasonable detail accurately and fairly reflect the transactions and dispositions of its assets. The Company will maintain its present system of internal accounting controls. The Company's present system of internal accounting controls is sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for such assets, and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

STOCK PURCHASE AGREEMENT - Page 4

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         2.8 Title to  Properties;  Encumbrances.  The Company has good title to all its properties, assets and leasehold estates, real and personal, and all such properties, both real and personal, are not subject to any mortgage, lien, pledge, security interest, conditional sales agreement or encumbrances of any kind.

         2.9 Leases. Section 2.9 of the Schedule of Exceptions contains an accurate and complete list and description of the terms of all real property leases to which the Company is a party as lessee or lessor. Each lease set forth in such Section 2.9 is in full force and effect; all rents and additional rents due to date on each such lease have been paid; in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder; and there exists no event of default or event, occurrence, condition or act (including the purchase of the Company Shares hereunder) that, with the giving of notice, the lapse of time or the happening of any further event or condition, would reasonably be expected to become a default under such lease. The Company has not violated any of the terms or conditions under any such lease in any material respect, and, to the best knowledge of the Company, all of the covenants to be performed by any other party under any such lease have been fully performed.

         2.10 Material Contracts. Except as set forth on Section 2.10 of the Schedule of Exceptions or as contemplated by this Agreement, the Company is not bound by (i) any agreement, contract or commitment relating to the employment of any person by the Company, or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan, (ii) any agreement, indenture or other instrument that contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, (iii) any loan or advance to, or investment in, any other Person (as defined in Section 10.13(c) herein) or any agreement, contract or commitment relating to the making of any such loan, advance or investment, (iv) any guarantee or other contingent liability in respect of any indebtedness or obligation of any other Person (other than the endorsement of negotiable instruments for collection in the ordinary course of business), (v) any management service, consulting or any other similar type contract, or (vi) any agreement, contract or commitment limiting the freedom of the Company to engage in any line of business or to compete with any other Person. Each contract or agreement set forth in Section 2.10 of the Schedule of Exceptions is in full force and effect, and, to the knowledge of the Company, there exists no default or event of default or event, occurrence, condition or act (including the purchase of the Company Shares hereunder) that, with the giving of notice, the lapse of time or the happening of any other event or condition, would reasonably be expected to become a default or event of default thereunder. The Company has not violated any of the terms or conditions of any contract or agreement set forth in Section 2.10 of the Schedule of Exceptions in any material respect, and, to the knowledge of the Company, all of the covenants to be performed by any other party thereto have been fully performed.

         2.11 Restrictive Documents. To the Company's knowledge, the Company is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, that materially and uniquely adversely affects the business practices, operations or condition of the Company or any of its assets or property, or that would prevent consummation of the transactions contemplated by this Agreement, compliance by the Company with the terms, conditions and provisions hereof or the continued operation of the Company's business after the date hereof or the Closing Date on substantially the same basis as heretofore operated.

STOCK PURCHASE AGREEMENT - Page 5

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         2.12 Litigation. Except as set forth in Section 2.12 of the Schedule of
Exceptions, to the Company's knowledge, there are no claims, actions, inquiries, investigations, suits, proceedings or arbitrations pending or threatened against the Company, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, threatened or pending against the Company involving the Company's properties or business that, if determined adversely to the Company, would, individually or in the aggregate, result in any materially adverse change in the properties, business, management or business prospects of the Company nor, to the Company's knowledge, is there
any  basis  for  any  such  action,  suit,   proceeding,   arbitration,   claim,
investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company and enjoining the Company from taking, or requiring the Company to take, any action. Except as disclosed in Section 2.12 of the Schedule of Exceptions, to the Company's knowledge, there are no unsatisfied adverse judgments or court or administrative orders (whether or not on appeal) against the Company and there are no judgment creditors asserting any claims, whether or not meritorious or material, against the Company.

         2.13 Taxes. The Company has filed or caused to be filed, within the times and within the manner prescribed by law, all federal, state and foreign tax returns and tax reports that are required to be filed by, or with respect to, the Company and its predecessor, Avatar, Ltd., except where the failure to so file such returns or reports would not reasonably be expected to result in a material adverse effect on the Company. Such returns and reports reflect accurately all liability for taxes of the Company for the periods covered thereby in all material respects. All material federal, state, local and foreign income, franchise, sales, use, occupancy, excise and other taxes and assessments (including interest and penalties) payable by, or due from, the Company have been fully paid or adequately disclosed and fully provided for in the books and financial statements of the Company. Except as set forth and described in
Section 2.13 of the Schedule of Exceptions, to the Company's knowledge, no examination of any tax return of the Company is currently in progress by any state or federal administrative or regulatory agency. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of the Company. The Company has not incurred any tax liability with any state or federal administrative or regulatory agency as a result of the Reorganization.

         2.14 Liabilities. The Company has no outstanding claims, liabilities or indebtedness, contingent or otherwise, that would reasonably be expected to result in a material adverse effect on the Company, except as set forth in the Balance Sheet. The Company is not in default in respect of the terms or conditions of any indebtedness.

         2.15 Insurance. The Company maintains insurance policies that are, with respect to their amounts and types of coverage, adequate in accordance with prevailing standards in the Company's industry. True, complete and correct copies of all such policies have been provided to Cybertec or its designated representatives prior to the Closing Date.

STOCK PURCHASE AGREEMENT - Page 6

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         2.16  Intellectual   Properties.   Section  2.16  of  the  Schedule  of
Exceptions  contains an accurate and  complete  list of all domestic and foreign
letters  patent,   patents,   patent   applications,   trade  names,   trademark
registrations and applications, service mark registrations and applications and copyright registrations and applications owned by the Company (collectively, the "Intellectual Property"). Unless otherwise indicated in such Section 2.16 of the Schedule of Exceptions, the Company owns the Intellectual Property and its trade secrets (including, without limitation, the right to use and license the same) and each item constituting part of the Intellectual Property has been, to the extent indicated in such Section 2.16 of the Schedule of Exceptions, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office or such other government entities, domestic or foreign, as are indicated in such Schedule 2.16 of the Schedule of Exceptions; and such registrations, filings and issuances remain in full force and effect. To the knowledge of the Company, except as stated in such Section 2.16 of the Schedule of Exceptions, there are no pending or threatened proceedings or litigation or other adverse claims with respect to the Intellectual Property.
Section 2.16 of the Schedule of Exceptions lists all notices or claims received by the Company during the past two years that claim infringement by the Company of any domestic or foreign letters patent, patent applications, patent licenses and know-how licenses, trade names, trademark registrations and applications, service marks, copyrights, copyright registrations or applications, trade secrets or other confidential proprietary information. Except as set forth in such Section 2.16 of the Schedule of Exceptions, there is, to the knowledge of the Company, no reasonable basis upon which a claim may be asserted against the Company for infringement of any domestic or foreign letters patent, patents, patent applications, patent licenses and know-how licenses, trade names, trademark registrations and applications, common law trademarks, service marks, copyrights, copyright registrations or applications, trade secrets or other confidential proprietary information. To the knowledge of the Company, except as indicated on Section 2.16 of the Schedule of Exceptions, no Person is infringing upon the Intellectual Property.

         2.17 Compliance with Laws. To the Company's knowledge, it is in compliance in all material respects with all applicable laws, regulations, orders, judgments and decrees.

         2.18 Accounts Receivable. The Balance Sheet accurately reflects the amount of accounts receivable or other debts due the Company.

         2.19 Employment Relations. (i) The Company is in substantial compliance with all federal, state, provincial or other applicable laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practice, (ii) no unfair labor practice complaint against the Company is pending before a labor commissioner or other competent authority, (iii) there is no labor strike, dispute, slowdown or stoppage actually pending or to the Company's knowledge, threatened against or involving the Company, (iv) no labor grievance that would reasonably be expected to have a material adverse effect upon the Company or the conduct of its businesses exists, no arbitration proceeding arising out of or under any collective bargaining agreement is pending, and no claim therefor has been asserted, (v) no collective bargaining agreement is currently being negotiated by the Company, and (vi) the Company has not experienced any material labor difficulty during the last three years. There has not been, and to the knowledge of the Company, there will not be, any material adverse change in relations with employees of the Company as a result of any announcement of the transactions contemplated by this Agreement. To the knowledge of the Company, no key employee, or group of employees, has any plans to terminate employment with the Company. As of the Closing Date, the Company does not have any employment contracts with any of its employees, except as contemplated by this Agreement.

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         2.20 Employee  Benefit Plans.  The Company has (i) no employee  benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not any such Employee Benefit Plans are otherwise exempt from the provisions of ERISA, or (ii) no other employee benefit plans or any other foreign pension, welfare or retirement benefit plans. The Company has delivered to Cybertec and its counsel true and complete copies of (i) all employee benefit plans as in effect as well as the latest Internal Revenue Service determination letter obtained with respect to any such employee benefit plan qualified under Section 401 or 501 of the Internal Revenue Code of 1986, as amended and (ii) Form 5500 for the most recent completed fiscal year for each employee benefit plan required to file such form.

         2.21  Interests  in  Clients,  Suppliers,  Etc.  Except as set forth on
Section 2.21 of the Schedule of Exceptions, no officer or director of the Company possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any corporation, firm, association or business organization that is a client, supplier, customer or competitor of the Company. Ownership of securities of a company whose securities are registered under the Securities Exchange Act of 1934, as amended, not in excess of one percent (1%) of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 2.21.

         2.22  Disclosure.  None of this  Agreement,  the  financial  statements referred to in Section 2.6 above, or any agreement, schedule, exhibit or certificate delivered in accordance with the terms hereof or any document or statement in writing that has been supplied by or on behalf of the Company, or by any of the Company's directors or officers to Cybertec, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Company that materially and adversely affects the business, prospects or financial condition of the Company or its properties or assets, that has not been set forth in this Agreement or in the schedules, exhibits or certificates or statements in writing furnished in connection with the transactions contemplated by this Agreement. There has not come to the attention of the Company any facts that reasonably cause the Company to believe that any document connected with the transactions contemplated hereby contain any untrue statement or a material fact, or omit to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances existing on the Closing Date, not misleading.

         2.23 Broker's or Finder's Fees. Except for the fees and other considerations payable to Merchant Capital Holdings Limited pursuant to the Consulting Agreement and the Warrant to be issued to Stephen Komlosy, no agent, broker, person or firm acting on behalf of the Company is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

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         2.24 Copies of Documents.  The Company has caused to be made  available for inspection and copying by Cybertec and its representatives, attorneys and accountants, true, complete and correct copies of all documents referred to in this Article II or in any schedule or exhibit furnished by the Company to Cybertec pursuant to this Agreement.

         2.25 Environmental Compliance. To the knowledge of the Company (i) the conduct of the business at the Company in connection with the ownership, use, maintenance or operation of any real property which has ever been owned or leased by the Company, and the conduct of business by the Company thereon, complies and complied with, and the Company is not in violation of, any applicable federal, state, county or local statutes, laws, regulations, rules, ordinances, codes, licenses, permits (granted to the Company) or orders (naming the Company) of any governmental authorities relating to environmental matters, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), and any other law, statute, ordinance or regulation relating to the protection of the public health and/or the environment, whether promulgated by the United States, any state, municipality and/or other governmental body, each as amended (hereinafter collectively referred to as "Environmental Laws"), (ii) the conduct of the business at the Company is and has at all times been performed in material conformance with all Environmental Laws and regulations pertaining thereto, and all permits or other documents required for the conduct of the business in accordance with the Environmental Laws are and at all times have been in full force and effect; and (iii) there are no notices of violation of any
Environmental Laws requiring any work, repairs, construction, capital expenditures or otherwise with respect to the business of the Company which have been received by the Company, and there are no writs, notices, injunctions, decrees, orders, liens or judgments outstanding, no lawsuits based upon either the Environmental Laws or the common law, claims, proceedings or investigations pending relating to the operations of the Company with respect to the disposal of hazardous wastes or hazardous substances by the Company.

         2.26 Customer Commitments. There are no oral arrangements or written contracts, agreements, understandings, commitments and the like under the terms of which the Company has agreed to pay any bonus, rebate, financing, discount, waiver of payment, incentive or the like, from May 1, 1999 to the Closing Date, to any of the Company's customers or their employees.

         2.27 Insider Interests. No shareholder, employee, officer or director of the Company has any material interest in any personal or real property, tangible or intangible, including, without limitation, inventions or other Intellectual Property, used in the business of the Company.

         2.28 Registration Rights. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any Person.

STOCK PURCHASE AGREEMENT - Page 9

         2.29 Agreements; Action. Except for this Agreement and the other agreements contemplated hereby, and by the Warrants and except as disclosed in
Section 2.29 of the Schedule of Exceptions, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or Affiliates, or any Affiliate of any of the foregoing. Except as disclosed in Section 2.29 of the Schedule of Exceptions, there are no agreements to which the Company is a party or by which it is bound that involve indemnification by the Company with respect to infringements of such proprietary rights.

         2.30 Transactions with Affiliates. Except as set forth in Section 2.30 of the Schedule of Exceptions or Financial Statements, to the Company's knowledge, the Company has not had any direct or indirect dealings with any employee, officer or director of the Company ("Related Party"), or with any of such Related Party's Affiliates in any transaction exceeding a value of $60,000. To the Company's knowledge, the Company has no obligation to or claim against any Related Party, or any of such Related Party's Affiliates and no such Person has any obligation to or claim against the Company.

         2.31 Business Plan. The business plan dated January 2000 delivered to Cybertec (the "Business Plan") has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith by the Company and that the Company reasonably believes there is a reasonable basis for such projections.

         2.32 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would reasonably be expected to materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted in the Business Plan. To the Company's knowledge, it is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority. 2.33 Marketing Rights. The Company has not granted rights to produce, license, market, or sell its products to any other Person, except to the extent that such rights are not reasonably expected to individually exceed $25,000 in revenue to such Person.

         2.34 Representations as of Closing. The representations and warranties made by the Company in this Article II and the schedules hereto will be correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties and schedules had been made on the Closing Date. The liability of the Company for its warranties and representations under this Article II shall terminate two years after the Closing Date.

STOCK PURCHASE AGREEMENT - Page 10

                                  ARTICLE III.
                           REPRESENTATIONS OF CYBERTEC

         As a material inducement to the Company to enter into this Agreement and perform its obligations hereunder, Cybertec represents, warrants and agrees as follows:

         3.1 Existence and Good Standing of Cybertec. Cybertec is a Public Limited Company incorporated under the Companies Act of 1985, and is duly organized, validly existing and in good standing under the laws of England and Wales. Cybertec has corporate power and authority to make, execute, deliver and perform this Agreement and the other agreements contemplated herein, and this Agreement and the other agreements contemplated herein have been duly authorized and approved by all required corporate action of Cybertec. This Agreement and each other agreement contemplated herein to be executed and delivered by Cybertec constitute a valid and binding obligation of Cybertec, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws related to the availability of specific performance, injunctive relief, or other equitable remedies, and to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws. Each person executing this Agreement and the other agreements contemplated herein on behalf of Cybertec is authorized to do so.

         3.2 Restrictive Documents. Cybertec is not subject to any charter, by-law, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, that would prevent consummation of the transactions contemplated by this Agreement.

         3.3 Broker's or Finder's Fee. Except for the fees and other consideration payable to MCH and FMCL pursuant to the Consulting Agreement and the issuance of the Warrant to Stephen Komlosy, no agent, broker, person or firm acting on behalf of Cybertec is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

         3.4 Purchase for Investment. Cybertec will acquire the Company Shares and Cybertec Warrant for investment and not with a view to resale or for distributing all or any part thereof in any transaction which would constitute a "distribution" within the meaning of the Securities Act of 1933, as amended (the" Securities Act"). The offering of the Company Shares and Cybertec Warrant to Cybertec was made only through direct, personal communication between the Company and a duly authorized officer of Cybertec and not through public solicitation or advertising. Cybertec acknowledges that the Company Shares and Cybertec Warrant are "restricted securities" and have not been registered under the Securities Act and except for the obligations of the Company pursuant to the Investors' Rights Agreement, the Company is not under any obligation to file a registration statement with the Securities and Exchange Commission or any state securities agency with respect to the Company Shares and Cybertec Warrant.

STOCK PURCHASE AGREEMENT - Page 11

         3.5 Investor Qualifications. Cybertec (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company Shares and Cybertec Warrant and has the financial ability to assume the monetary risk associated therewith, (ii) is able to bear the complete loss of its investment in the Company Shares and Cybertec Warrant, (iii) has received such documents and information as it has requested and has had the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Company and the terms and conditions of the offering of the Company Shares and to obtain additional information, (iv) is not an entity formed solely to make this investment, (v) is not relying upon any statements or instruments made or issued by any person other than the Company and its officers to Cybertec and its legal representatives and agents in making its decision to invest in the Company Shares and Cybertec Warrant, and (vi) is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

         3.6 Representations as of Closing. The representations and warranties made by Cybertec in this Article III will be correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on the Closing Date. The liability of Cybertec for its warranties and representations under this Article III shall terminate two years after the Closing Date.

                                  ARTICLE IV.
                              ADDITIONAL AGREEMENTS

         4.1 Preserve Accuracy of Representation and Warranties. Each of the parties hereto shall refrain from taking any action that would render any representation or warranty contained herein inaccurate as of the Closing Date.

         4.2 Passage of Title and Risk of Loss. Possession and legal and equitable title and risk of loss with respect to the Company Shares and Cybertec Warrant to be transferred hereunder shall not pass to Cybertec until the Company Shares and Cybertec Warrant are transferred to Cybertec at the Closing on the Closing Date.

         4.3 Consents. The Company agrees to use its best efforts to obtain such consents as may be required under any contract, mortgage, lease, license or other instrument requiring the consent of another party thereto as a result of the transactions contemplated by this Agreement.

         4.4 Company Employee Stock Options. After Closing, stock options for the Company's common stock may be granted from time to time to employees based on performance and at the sole discretion of the Board of Directors of the Company provided that the aggregate of any employee stock options, excluding the Warrants issued pursuant to this Agreement, do not exceed 5% of the issued and outstanding common stock of the Company.

         4.5 Management Contract. At the Closing, the Company and Shreve will enter into a Management Agreement in the form as attached hereto as Exhibit "A" which will include a five-year warrant for the purchase of 1.6 million shares of the Company common stock for $1.00 per share (the "Shreve Warrant") in substantially the same form as the Form of Warrant attached hereto as Exhibit "D".

STOCK PURCHASE AGREEMENT - Page 12

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         4.6 Consulting  Agreement.  At the Closing,  the Company,  MCH and FMCL
will enter into a Consulting Agreement in substantially the same form as Exhibit "C" attached hereto. Additionally, the Company will issue and deliver to MCH a five-year warrant to purchase 2,000,000 shares of the Company's common stock for $1.00 per share (the "MCH Warrant") in substantially the same form as the Form of Warrant attached hereto as Exhibit "D".

         4.7 Komlosy Warrant. At the Closing, the Company shall issue and deliver to Stephen Komlosy or his designee a five-year warrant to purchase 600,000 shares of the Company common stock for $1.00 per share (the "Komlosy Warrant") in substantially the same form as the Form of Warrant attached hereto as Exhibit "D".

         4.8 Allen Warrant. At the Closing, the Company shall issue and deliver to Tim and Gregg Allen a five-year warrant to purchase an aggregate of 500,000 shares of the Company's common stock for $1.00 per share (the "Allen Warrant") in substantially the same form as the Form of Warrant attached hereto as Exhibit "D".

         4.9 Shareholders' Agreement. At the Closing, all of the shareholders of the Company, including Cybertec and any holder of options or warrants of the Company, shall enter into the Shareholders' Agreement in substantially the same form as attached hereto as Exhibit "B".

         4.10 Investors' Rights Agreement. At the Closing, the Company shall have executed and delivered to Cybertec, MCH, Komlosy, Shreve, T. Allen and G. Allen, the Investors' Rights Agreement in the form attached hereto as Exhibit "E".

         4.11 Schedules and Exhibits. Exhibits and Schedules, as applicable, shall be brought current to the Closing Date and delivered to Cybertec at Closing.

                                   ARTICLE V.
                      CONDITIONS TO CYBERTEC'S OBLIGATIONS

         The obligations of Cybertec hereunder are, at its sole option, subject to and conditioned upon the satisfaction and fulfillment by the Company, on or prior to the Closing Date of each of the following conditions unless waived in writing by Cybertec.

         5.1 Opinion of the Company's Counsel. The Company shall have furnished Cybertec with an opinion of Haynes and Boone LLP, as counsel for the Company, dated the Closing Date, substantially in the form as attached hereto as Exhibit "G".

         5.2 Good Standing and Tax Certificates. The Company shall have delivered to Cybertec (i) copies of the Company's certificate or articles of incorporation, including all amendments thereto, certified by the secretary of state or other appropriate official of its jurisdiction of incorporation, (ii) certificates from the secretary of state or other appropriate official of the jurisdiction of incorporation to the effect that the Company is in good standing or subsisting in such jurisdiction and listing all charter documents of the Company on file, (iii) a certificate from the appropriate official in each jurisdiction in which the Company is qualified to do business to the effect that the Company is in good standing in such jurisdiction, and (iv) a certificate as to the tax status of the Company in the jurisdiction of incorporation.

STOCK PURCHASE AGREEMENT - Page 13

         5.3 No Material Adverse Change. Since the Balance Sheet Date, there shall be no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, and the Company shall have delivered to Cybertec a certificate, executed by the President of the Company, dated the Closing Date, to such effect.

         5.4 Truth of Representations and Warranties. The representations and warranties of the Company contained in this Agreement or in any schedule delivered pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have delivered to Cybertec on the Closing Date a certificate, executed by the President of the Company, dated the Closing Date, to such effect.

         5.5 Performance of Agreements/Authorization. Each and all of the agreements of the Company to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and the Company shall have delivered to Cybertec a certificate executed by the President of the Company, dated the Closing Date, to such effect. Cybertec shall have also received (i) a copy of resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and all related documents and agreements, each certified by the Secretary of the Company as being true and correct copies of the originals thereof subject to no modifications or amendments, and (ii) a certificate of the President of the Company, dated the Closing Date, as to the performance of and compliance by the Company with all covenants contained herein on and as of the Closing Date and certifying that all conditions precedent of the Company to the Closing have been satisfied.

         5.6 No Litigation Threatened. Prior to and including the Closing Date, no action or proceedings shall have been instituted or, to the best knowledge, information and belief of the Company, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit any of the transactions contemplated hereby, and the Company shall have delivered to Cybertec a certificate, dated the Closing Date, to such effect.

         5.7 Management Agreement. The Company and Shreve shall have entered into the Management Agreement in substantially the same form as Exhibit "A" hereto.

         5.8 Shareholders' Agreement. The Company and all of the Company's shareholders, including Cybertec, and any holder of stock options or warrants of the Company, including the holders of Warrants to be issued pursuant to this Agreement shall have entered into the Shareholders' Agreement in substantially the same form as Exhibit "B" hereto.

         5.9 Consulting Agreement. The Company, MCH and FMCL shall have entered into the Consulting Agreement in substantially the same form as Exhibit "C" hereto.

         5.10 Investors' Rights Agreement. The Company, MCH, Cybertec, Komlosy, Shreve, T. Allen and G. Allen shall have entered into the Investors' Rights Agreement in substantially the same form as Exhibit "E" hereto.

STOCK PURCHASE AGREEMENT - Page 14

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         5.11 Consents.  Written consents as may be required under any contract, mortgage, lease, license or other instrument to which the Company is a party requiring consent of another party thereto as a result of the transactions contemplated by this Agreement shall have been obtained by the Company and delivered to Cybertec.

         5.12 Governmental Approvals. All governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been received by the Company and delivered to Cybertec.

         5.13 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto including documents relating to the Reorganization, shall be satisfactory in form and substance to Cybertec in its reasonable discretion, and Cybertec shall have received copies of all such documents and other evidences as Cybertec or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

         5.14 Due Diligence Review. Cybertec and its representatives and advisors shall have completed a due diligence review of the business, operations and financial statements of the Company, the results of which shall be satisfactory to Cybertec and its counsel in their sole discretion.

         5.15 Company's Credit Facility with Bank One Texas, N.A.. The Company and Bank One Texas, N.A. ("Bank One") shall have amended the Company's credit facility with Bank One in accordance with the letter dated March 25, 2000 from Bank One to Shreve, Avatar Ltd. and such amended credit facility shall be acceptable to Cybertec.

                                  ARTICLE VI.
                     CONDITIONS TO THE COMPANY'S OBLIGATIONS

         The obligations of the Company hereunder are, at its sole option, subject to and conditioned upon the satisfaction and fulfillment by Cybertec, on or prior to the Closing Date, of each of the following conditions unless waived in writing by the Company.

         6.1 Payment of Purchase Price. Cybertec shall have delivered the Purchase Price pursuant to Article I.

         6.2 Truth of Representations and Warranties. The representations and warranties of Cybertec contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; and Cybertec shall have delivered to the Company on the Closing Date a certificate executed by its Managing Director, dated the Closing Date, to such effect.

         6.3 Government Approvals. All governmental consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been received.

STOCK PURCHASE AGREEMENT - Page 15

         6.4 Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and its counsel.

         6.5 Management Agreement. The Company and Shreve shall have entered into the Management Agreement in substantially the same form as Exhibit "A" hereto.

         6.6 Shareholders' Agreement. The Company and all of the shareholders, including Cybertec and any holder of stock options or warrants of the Company, including the holders of Warrants to be issued pursuant to this Agreement, shall have entered into the Shareholders' Agreement in substantially the same form as Exhibit "B" hereto.

         6.7 Consulting Agreement. The Company, MCH and FMCL shall have entered into the Consulting Agreement in substantially the same form as Exhibit "C" hereto.

         6.8 Investors' Rights Agreement. The Company, MCH, Cybertec, Komlosy, Shreve, T. Allen and G. Allen shall have entered into the Investors' Rights Agreement in substantially the same form as Exhibit "E" hereto.

         6.9 No Litigation Threatened. Prior to and including the Closing Date, no action or proceedings shall have been instituted or to the best knowledge of Cybertec and the Company shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit any of the transactions contemplated herein.

         6.10 Consents. Written consents as may be required under any contract, mortgage, lease, license or other instrument to which Cybertec is a party requiring consent of another party thereto as a result of the transactions contemplated by this Agreement shall have been obtained by Cybertec and delivered to the Company.

         6.11 Performance of Agreements/Authorization. Each and all of the agreements of Cybertec to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and Cybertec shall have delivered to the Company a certificate, executed by its Managing Director, dated the Closing Date, to such effect. The Company shall have also received (i) a copy of resolutions of the Board of Directors of Cybertec authorizing the execution, delivery and performance of this Agreement and all related documents and agreements, each certified by the managing Director of Cybertec as being true and correct copies of the originals thereof subject to no modifications or amendments, and (ii) a certificate of the Managing Director of Cybertec, dated the Closing Date, as to the performance of and compliance by Cybertec with all covenants contained herein on and as of the Closing Date and certifying that all conditions precedent of Cybertec to the Closing Date have been satisfied.

         6.12 No Material Adverse Change. During the ninety days prior to the Closing Date, there shall have been no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of Cybertec, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, Cybertec shall have delivered to the Company a certificate, executed by the Managing Director of Cybertec, dated the Closing Date, to such effect.

STOCK PURCHASE AGREEMENT - Page 16

                                  ARTICLE VII.
                            COVENANTS OF THE COMPANY

         Until the later of such time that Cybertec owns less than 10% of the issued and outstanding shares of Common Stock of the Company or unless otherwise agreed by Cybertec in writing, the Company shall comply with the following covenants:

         7.1 Conduct of Business. The Company shall continue to engage principally in the business described in the Business Plan dated January 2000. The Company will keep in full force and effect its corporate existence and will comply in all material respects with all applicable laws and regulations in the conduct of its business.

         7.2 Key Man Insurance. Within 30 days after closing, the Company will secure "key man" life insurance in the amount of $1,000,000 on Shreve, the proceeds of which shall be payable to the Company.

         7.3 Business Plan. The Company shall deliver to Cybertec within forty-five (45) days after the end of each fiscal year, a business plan and budget for the then current year.

                                  ARTICLE VIII.
                                     CLOSING

         8.1 Closing. The consummation of the sale and purchase of the Company Shares and Cybertec Warrant and the other transactions contemplated by and described in this Agreement shall take place at a closing (the "Closing") to be held on July 10, 2000 (the "Closing Date"). The Closing shall be held at the offices of the Company, 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, or at such other place as may be mutually agreed to by the parties hereto and at a time mutually agreed to by the parties hereto. If acceptable to the Company and Cybertec, the Closing may be effected by facsimile transmission of executed copies of the documents delivered at the Closing and payment of the Purchase Price and by sending original copies of the documents delivered at the Closing by reputable overnight delivery service, postage or delivery charges prepaid, for delivery to the parties at their address stated herein by the third business day following the Closing. All transactions contemplated by this Agreement shall be deemed effective as of the Closing Date.

         8.2 Actions of the Company at Closing. At the Closing, the Company shall deliver to Cybertec the following:

                  (a) The certificate(s) representing the Company Shares and Cybertec Warrant registered in the name of Cybertec.

                  (b) An opinion letter from Haynes and Boone LLP, counsel for the Company, in accordance with the provisions of Section 5.1 herein.

                  (c)  The  Management  Agreement  executed  by  Shreve  and the
         Company.

STOCK PURCHASE AGREEMENT - Page 17

                  (d) Certificates of Incumbency for the officers of the Company making certifications for Closing dated as of the Closing Date.

                  (e) A copy of resolutions duly and unanimously adopted by the Company's Board of Directors, as required by law, authorizing and approving the Company's performance of the transactions contemplated hereby and the execution and delivery of the documents described herein, certified as true and in full force as of the Closing Date by an authorized officer of the Company.

                  (f) Exhibits and schedules, as applicable, which have been brought current to the Closing Date.

                  (g) Good standing and tax  certificates as required by Section
         5.2 of this Agreement.

                  (h) Certificate, dated as of the Closing Date and executed by the President of the Company in conformity with the provisions of Sections 5.3, 5.4, 5.5 and 5.6 of this Agreement.

                  (i) All written consents as may be required under any contract, mortgage, lease, license or other instrument requiring consent of another party thereto as a result of the transactions contemplated by this Agreement.

                  (j) The Shareholders'  Agreement executed by Shreve, T. Allen,
         G. Allen and the Company.

                  (k) The Consulting Agreement executed by the Company, MCH and FMCL.

                  (l) The Shreve, Komlosy, MCH and Allen Warrants shall be issued and delivered to the respective parties.

                  (m) The Investors' Rights Agreement shall be executed and delivered to the respective parties.

                  (n)  Such  other   instruments   and   documents  as  Cybertec
         reasonably deems necessary to effect the transactions contemplated hereby.

         8.3 Actions of Cybertec at Closing. At the Closing, Cybertec shall deliver to the Company the following:

                  (a) The Purchase Price for the Company Shares and Cybertec Warrant which shall be deposited in the bank account designated in
         Section 1.3 herein.

                  (b) The Shareholders' Agreement executed by Cybertec, MCH and Komlosy.

                  (c) The Consulting Agreement executed by MCH and FMCL.

STOCK PURCHASE AGREEMENT - Page 18

                  (d) Certified copies of the resolutions of the Board of Directors of Cybertec authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and Certificates of Incumbency for the officers of Cybertec making certifications for Closing dated as of the Closing Date.

                  (e) Certificate, which shall be dated as of the Closing Date and which shall be signed by the Managing Director of Cybertec, certifying (i) the authority of Cybertec to enter into and consummate the transactions contemplated by this Agreement, (ii) the authority of the officers of Cybertec to execute and deliver any document contemplated by this Agreement on behalf of Cybertec, (iii) that the representations and warranties of Cybertec contained in Article III hereof were true and correct when made and are true and correct as of the Closing Date, and (iv) that each and every covenant and agreement of Cybertec contained in this Agreement to be performed by Cybertec on or prior to the Closing Date has been performed by Cybertec.

                  (f) All governmental approvals and any other consents, if any,
         necessary   to  permit   Cybertec  to   consummate   the   transactions
         contemplated by this Agreement shall be delivered to the Company.

                  (g) Good standing certificates for Cybertec.

                  (h) Such other instruments and documents as the Company reasonably deems necessary to effect the transactions contemplated hereby.

                                  ARTICLE IX.
                     SURVIVAL OF REPRESENTATIONS: INDEMNITY

         9.1 Survival of Representations and Obligations to Indemnify. The respective representations and warranties of the Company and Cybertec contained in this Agreement or in any Schedule delivered pursuant hereto shall survive the purchase and sale of the Company Shares and Cybertec Warrant contemplated hereby for a period of two years. The obligations to indemnify and hold harmless pursuant to this Article IX shall survive the consummation of the transactions contemplated by this Agreement.

         9.2 Indemnification by the Company. The Company hereby agrees that notwithstanding any investigation which may have been made by or on behalf of Cybertec prior to the Closing, the Company shall indemnify, defend and hold harmless Cybertec (and any affiliated party of Cybertec) at any time after consummation of the Closing, from and against all demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs and expenses including, subject to Section 9.4 below, interest, penalties, court costs, and reasonable attorneys' fees and expenses asserted against, resulting to, imposed upon or incurred by Cybertec or any affiliated party of Cybertec, directly or indirectly, caused by reason of or resulting from or arising out of any misrepresentation or any breach or nonfulfillment of any representation, covenant, warranty or agreement of the Company contained in this Agreement, in any exhibit, schedule, certificate or financial statement delivered under this Agreement, or in any agreement made or executed in connection with the transactions contemplated by this Agreement.

STOCK PURCHASE AGREEMENT - Page 19

         9.3 Indemnification by Cybertec. Cybertec agrees to indemnify, defend and hold harmless the Company (and any affiliated party of the Company), at any time after consummation of the Closing, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, subject to Section 9.4 below, interest, penalties, court costs and reasonable attorneys' fees and expenses asserted against, resulting to, imposed upon or incurred by the Company or any affiliated party of the Company, directly or indirectly, caused by reason of or resulting from or arising out of any misrepresentation or any breach or nonfulfillment of any representation, warranty, covenant and/or agreement of Cybertec contained in this Agreement, in any exhibit, schedule, certificate or financial statement delivered under this Agreement, or in any agreement made or executed in connection with the transactions contemplated by this Agreement.

         9.4 Defense.

                  (a) Promptly after the receipt by any person entitled to indemnification under Section 9.2 or 9.3 herein of notice of (i) any claim or (ii) the commencement of any action or proceeding, such party (the "Aggrieved Party") will, if the claim with respect thereto is made against any party obligated to provide indemnification pursuant to
         Section 9.2 or 9.3 herein (the "Indemnifying Party"), give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding and shall permit the Indemnifying Party to assume the defense of any such claim or any proceeding or litigation resulting from such claim, unless the action or proceeding seeks an injunction or other similar relief against the Aggrieved Party or there is a conflict of interest between it and the Indemnifying Party in the conduct of the defense of such action. Failure by the Indemnifying Party to notify the Aggrieved Party of its election to defend any such proceeding or action within a reasonable time, but in no event more than 15 days after written notice thereof shall have been given to the Indemnifying Party, shall be deemed a waiver by the Indemnifying Party of its right to defend such action.

                  (b) If the Indemnifying Party assumes the defense of any such claim or litigation resulting therefrom with counsel reasonably acceptable to the Aggrieved Party, the obligations of the Indemnifying Party as to such claim shall be limited to taking all steps necessary in the defense or settlement of such claim or litigation resulting therefrom and to holding the Aggrieved Party harmless from and against any losses, damages and liabilities caused by or arising out of any settlement or any judgment in connection with such claim or litigation resulting therefrom. The Aggrieved Party may participate, at its expense, in the defense of such claim or litigation provided that the Indemnifying Party shall direct and control the defense of such claim or litigation. The Aggrieved Party shall cooperate and make available all books and records reasonably necessary and useful in connection with the defense. The Indemnifying Party shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment, except with the written consent of the Aggrieved Party, or enter into any settlement, except with the written consent of the Aggrieved Party.

                  (c) If the Indemnifying Party shall not assume the defense of any such claim or litigation resulting therefrom, the Aggrieved Party may defend against such claim or litigation in such manner as it may deem appropriate and reasonably satisfactory to the Aggrieved Party. The Indemnifying Party shall promptly reimburse the Aggrieved Party for the amount of all expenses, legal or otherwise, as incurred by the Aggrieved Party in connection with the defense against or settlement of such claim or litigation. No settlement of claim or litigation shall be made without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. If no settlement of the claim or litigation is made, the Indemnifying Party shall promptly reimburse the Aggrieved Party for the amount of any judgment rendered with respect to such claim or in such litigation and of all expenses, legal or otherwise, as incurred by the Aggrieved Party in the defense against such claim or litigation.

STOCK PURCHASE AGREEMENT - Page 20

                  (d) The rights to indemnification hereunder shall apply to claims made by either party against the other whereby written notice of the claim has been made and delivered within the period of the applicable statute of limitations.

                                    ARTICLE X.
                                  MISCELLANEOUS

         10.1 Expenses. Except as provided in Section 1.4 herein, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement.

         10.2 Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Texas without regard to the conflict of laws provisions thereof.

         10.3 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         10.4 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of all parties hereto to the contents and the manner of presentation and publication thereof.

         10.5 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy, overnight deliver service or by registered or certified mail, postage prepaid, addressed as follows: If to Cybertec, Winchester House, Deane Gate Avenue, Taunton TA1 2UH, UK, Attention: Mr. Stephen A. Komlosy, Telephone: (44) 181-9970001, Fax No.: (44) 181-9971025, with a copy to its counsel, Richard B. Goodner, Esq., Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202, USA, Telephone: (214) 953-6167, Fax: (214) 953-5822; and if to the
Company, 5728 LBJ Freeway, Suite 270, Dallas, Texas 75240, USA, Attention: Mr. Robert Charles Shreve, Jr., President, Telephone: (972) 720-1800, Fax: (972) 720-1900, with a copy to its counsel, Paul Wehrmann, Haynes and Boone LLP, 1600 North Collins Boulevard, Suite 2000, Richardson, Texas 75080, USA, Telephone:
(972) 680-7564, Fax: (972) 692-9064, or such other address as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by fax or mailed.

STOCK PURCHASE AGREEMENT - Page 21

         10.6 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law and as may be necessary to consummate the merger of the Company into a Public Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         10.7 Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which taken together shall constitute one instrument.

         10.8 Entire Agreement. This Agreement, including the other documents referred to herein that form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         10.9 Amendments. This Agreement can be waived, amended, supplemented or modified by written agreement of the parties.

         10.10 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

         10.11 Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

         10.12 Negotiation. Each party hereto declares that the provisions of this Agreement and of all documents annexed thereto or referred to therein, have been negotiated and declares having read this Agreement and those documents and having understood their scope and nature.

         10.13 Definitions.

                  (a) "Affiliate" shall mean with respect to a Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person.

                  (b)  "Indebtedness"   means  at  a  particular  time,  without
         duplication, (i) any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business), (iv) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit) and (v) any indebtedness guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse.

                  (c) "Person"  includes without  limitation any natural person, joint venture, corporation, partnership, limited liability company, trust, estate, association, government or governmental entity (including, but not limited to, any subdivision, branch or agency thereof) or any other entity.

STOCK PURCHASE AGREEMENT - Page 22

         IN WITNESS WHEREOF, Cybertec and the Company have caused their respective corporate names to be hereunto subscribed by their respective officers thereunto duly authorized, as of the date first above written.

                                   AVATAR SYSTEMS, INC.


                                   By:        /s/ Robert Charles Shreve, Jr.
                                      ------------------------------------------
                                          Robert Charles Shreve, Jr., President


                                   CYBERTEC HOLDINGS PLC.


                                   By:        /s/ Stephen A. Komlosy
                                      ------------------------------------------
                                          Stephen A. Komlosy, Managing Director








STOCK PURCHASE AGREEMENT - Page 23